              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE

                              POLICY PROSPECTUS


                                            MAY 1, 2001
                                            AS SUPPLEMENTED ON
                                            SEPTEMBER 24, 2001


                                                                [LOGO]

                                   TRAVELERS

                            CORPORATE OWNED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES

                                   PROSPECTUS

This Prospectus describes Travelers corporate owned variable universal (flexible premium) life insurance Policies (the "Policy") offered by The Travelers Insurance Company (the "Company"). The policy is designed generally for use by corporations and employers. The Policy Owner ("you") chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $100,000. You direct the net premium payment to one or more of the variable funding options (the "Investment Options") and/or the Fixed Account.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer three death benefits under the Policy -- the "Level Option," the "Variable Option," and the "Annual Increase Option." Under any option, the death benefit will never be less than the Amount Insured (less any Outstanding Policy Loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.
                    (AS SUPPLEMENTED ON SEPTEMBER 24, 2001)

                               TABLE OF CONTENTS

Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................   12
  Group or Individual Policy..........   12
  The Application.....................   12
How the Policy Works..................   12
  Applying Premium Payments...........   13
The Investment Options................   13
The Fixed Account.....................   22
Policy Benefits and Rights............   23
  Transfers of Contract Value.........   23
  Investment Options..................   23
  Fixed Account.......................   23
  Automated Transfers.................   23
     Dollar/Cost Averaging............   23
     Portfolio Rebalancing............   24
  Lapse and Reinstatement.............   24
  Insured Term Rider..................   24
  Exchange Rights.....................   24
  Right to Cancel.....................   24
Access to Contract Values.............   25
  Policy Loans........................   25
     Consequences.....................   25
  Policy Surrenders...................   25
     Full Surrenders..................   25
     Partial Withdrawals..............   25
Death Benefit.........................   26
  Option 1............................   27
  Option 2............................   27
  Option 3............................   27
  Payment of Proceeds.................   27
  Payment Options.....................   28
Maturity Benefits.....................   28
Charges and Deductions................   29
  Charges Against Premium.............   29
  General.............................   29
     Front-End Sales Expense
       Charges........................   29
  Monthly Deduction Amount............   29
     Cost of Insurance Charge.........   30
     Monthly Policy Charge............   30
  Charges Against the Separate
     Account..........................   30
     Mortality and Expense Risk
       Charge.........................   03
  Underlying Fund Expenses............   30
  Transfer Charge.....................   30
  Reduction or Modification of
     Charges..........................   30
The Separate Account and Valuation....   31
  The Travelers Fund UL III for
     Variable Life Insurance (Fund UL
     III).............................   31
     How the Contract Value Varies....   31
     Accumulation Unit Value..........   32
     Net Investment Factor............   32
Changes to the Policy.................   32
  General.............................   32
  Changes in Stated Amount............   32
  Changes in Death Benefit Option.....   33
Additional Policy Provisions..........   33
  Assignment..........................   33
  Limit on Right to Contest and
     Suicide Exclusion................   33
  Misstatement as to Sex and Age......   33
  Voting Rights.......................   33
  Disregard of Voting Instructions....   34
Other Matters.........................   34
  Statements to Policy Owners.........   34
  Suspension of Valuation.............   34
  Dividends...........................   35
  Mixed and Shared Funding............   35
  Distribution........................   35
  Legal Proceedings and Opinion.......   35
  Experts.............................   36
Federal Tax Considerations............   36
  General.............................   36
  Tax Status of the Policy............   36
     Definition of Life Insurance.....   36
     Diversification..................   37
     Investor Control.................   37
  Tax Treatment of Policy Benefits....   37
     In General.......................   37
     Modified Endowment Contracts.....   38
     Exchanges........................   39
     Aggregation of Modified Endowment
       Contracts......................   39
     Policies Which are not Modified
       Endowment Contracts............   39
     Treatment of Loan Interest.......   39
     The Company's Income Taxes.......   39
The Company...........................   40
Management............................   41
  Directors of The Travelers Insurance
     Company..........................   41
  Senior Officers of The Travelers
     Insurance Company................   41
Example of Policy Charges.............   42
Illustrations.........................   42
Appendix A (Performance
  Information)........................  A-1
Appendix B (Target Premiums)..........  B-1
Appendix C (Cash Value Accumulation
  Test Factors).......................  C-1
Financial Statements of the Separate
  Account
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2, the Amount Insured will be equal to the stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will be equal to the Stated Amount of the policy, plus premium payments, minus any partial surrenders.

ANDESA, TPA, INC. -- The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA, 18104-2351.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Contract Value less any outstanding Policy loans.

CONTRACT VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Fixed Account and the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

GENERAL ACCOUNT -- made up of all our assets other than those held in the Separate Account.

INSURED -- the person on whose life the Policy is issued and who is named on Schedule A of the Application.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Contract Value. Each Investment Option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).

NET AMOUNT AT RISK -- the Amount Insured for the month divided by 1.0032734 minus the Contract Value.

NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales expense charges.

OUTSTANDING POLICY LOAN -- Amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29(th), 30(th)or 31(st) of any month.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

SURRENDER VALUE -- Cash Surrender Value plus any additional amount paid upon a full cash surrender.

TARGET PREMIUM -- the level annual premium above which the sales expense charges are reduced. Refer to Appendix B.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the issue date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern Time on each Valuation Date.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value with a minimum Target Premium of $100,000. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options and a Fixed Account. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

SUMMARY OF FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of Investment Options. The Investment Options invest directly in the Underlying Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are currently available:

EMERGING MARKETS                                   Smith Barney Large Capitalization Growth
Credit Suisse Warburg Pincus Emerging Markets        Portfolio
  Portfolio                                        Social Awareness Stock Portfolio (Smith Barney)
INTERNATIONAL                                      BALANCED
Janus Worldwide Growth Portfolio --                Janus Aspen Series Balanced -- Service Shares
  Service Shares                                   Fidelity VIP II Asset Manager Portfolio --
Lazard International Stock Portfolio               Initial Class
Putnam VT International Growth Fund -- Class IB    MFS Total Return Portfolio
Smith Barney International All Cap Growth          Salomon Brothers Variable Total Return Fund
  Portfolio*
                                                   INDEX
SMALL CAP                                          Deutsche VIT EAFE Equity Index Fund
Dreyfus Small Cap Portfolio                        Deutsche VIT Small Cap Index Fund
Franklin Small Cap Fund -- Class 2                 Smith Barney Equity Index Portfolio -- Class I
Putnam VT Small Cap Value Fund -- Class IB         Shares
MID CAP                                            BOND
AIM Capital Appreciation Portfolio                 PIMCO Total Return Bond Portfolio --
Fidelity VIP III Mid Cap Portfolio -- Service        Administrative Class
Class 2                                            Salomon Brothers Variable Strategic Bond Fund
MFS Emerging Growth Portfolio                      Travelers Convertible Bond Portfolio
MFS Mid Cap Growth Portfolio                       Travelers High Yield Bond Trust
Salomon Brothers Variable Capital Fund             Travelers Quality Bond Portfolio
Smith Barney Aggressive Growth Portfolio           Travelers U.S. Government Securities Portfolio
Smith Barney Fundamental Value Portfolio
Travelers Disciplined Mid-Cap Stock Portfolio      MONEY MARKET
Van Kampen Enterprise Portfolio                    Travelers Money Market Portfolio
LARGE CAP                                          REAL ESTATE
Alliance Growth Portfolio                          Delaware Investments REIT Series
Alliance Premier Growth Portfolio -- Class B
Capital Appreciation Fund (Janus)                  NON-STYLE SPECIFIC
Dreyfus Appreciation Portfolio                     Janus Global Technology Portfolio --
Equity Income Portfolio (Fidelity)                 Service Shares
Fidelity VIP II Contrafund -- Service Class 2
Large Cap Portfolio (Fidelity)
MFS Research Portfolio
Putnam VT Voyager II Fund -- Class 1B
Salomon Brothers Variable Investors Fund

* Formerly Smith Barney International Equity Portfolio

Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

FIXED ACCOUNT: The Fixed Account is funded by the assets of the General Account. The Contract Value allocated to the Fixed Account is credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than 3%.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options and/or the Fixed Account. You may not allocate less than 5% of each Net Premium to any Investment Option and/or Fixed Account and allocations must be in whole percentages. You may change your allocations by writing to the Company c/o Andesa, TPA, Inc. or by calling toll-free (877) 942-2654.

During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the right to cancel period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium or Contract, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.

     - ANNUAL INCREASE OPTION (OPTION 3): the Amount Insured will equal the Stated Amount of the Policy plus Premiums, minus withdrawals, accumulated at a specified interest rate not to exceed 10% on an annual basis.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options. As discussed below, any premium payments allocated to the Fixed Account is credited with a minimum guarantee of 3% in any given year.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Contract Value among the Investment Options. There are restrictions on the transfer of your Contract Value to and from the Fixed Account. You may do this by writing to Andesa, TPA, Inc.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can elect to irrevocably transfer all Contract value in the Investment Options to the Fixed Account.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

     POLICY CHARGES:

     - SALES EXPENSES CHARGES -- We deduct a sales charge from each premium payment received which is guaranteed never to exceed 9% of such Target Premium in all years and 5% on amounts in excess of the Target Premium in all years. On a current basis, the sales expense charge is 7% of the Target Premium for Policy Years 1-7 and 3.5% thereafter, and 0% on amounts in excess of the Target Premium.

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy Fee of $5.00 and charges for optional rider(s).

     - SURRENDER CHARGE -- There is no surrender charge.

     ASSET-BASED CHARGES:  (Not Assessed on Contract Values in the Fixed
Account)

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of 0.45% for Policy Years 1 through 4, 0.25% for Policy Years 5 through 20, and .05% thereafter. It is guaranteed not to exceed 0.75% in all years.

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown below. EFFECTIVE SEPTEMBER 24, 2001, THE UNDERLYING FUNDS THAT ARE SHADED IN THE TABLE ARE CLOSED TO NEW CASES.

                       TRAVELERS CORPORATE VARIABLE LIFE
    UNDERLYING FUND FEES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE
        UNDERLYING FUND AS OF DECEMBER 31, 2000 UNLESS OTHERWISE NOTED)

      (SHADED FUNDS ARE CLOSED TO NEW CASES EFFECTIVE SEPTEMBER 24, 2001)

---------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL ANNUAL
                                                                                                       OPERATING
                                          MANAGEMENT FEE                        OTHER EXPENSES        EXPENSES**
                                          (AFTER EXPENSE                        (AFTER EXPENSE      (AFTER EXPENSE
FUNDING OPTIONS:                          REIMBURSEMENT)       12b-1 FEES       REIMBURSEMENT)      REIMBURSEMENT)
---------------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION FUND (JANUS)             0.81%                                 0.02%               0.83%
---------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND TRUST                         0.56%                                 0.27%               0.83%
---------------------------------------------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO                        0.38%                                 0.02%               0.40%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE VARIABLE PRODUCT SERIES
   FUND, INC.
---------------------------------------------------------------------------------------------------------------------
   Premier Growth Portfolio -- Class
     B*                                        1.00%              0.25%              0.05%               1.30%
---------------------------------------------------------------------------------------------------------------------
 CITISTREET FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------
   CitiStreet Diversified Bond Fund+           0.49%                                 0.13%               0.62%
---------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE WARBURG PINCUS TRUST
---------------------------------------------------------------------------------------------------------------------
   Emerging Markets Portfolio                  1.09%                                 0.31%               1.40%(1)
---------------------------------------------------------------------------------------------------------------------
 DELAWARE GROUP PREMIUM FUND
---------------------------------------------------------------------------------------------------------------------
   REIT Series                                 0.57%                                 0.28%               0.85%(2)
---------------------------------------------------------------------------------------------------------------------
   Small Cap Value Series                      0.71%                                 0.14%               0.85%(2)
---------------------------------------------------------------------------------------------------------------------
 DEUTSCHE ASSET MANAGEMENT VIT FUNDS
---------------------------------------------------------------------------------------------------------------------
   EAFE(R) Equity Index Fund                   0.45%                                 0.20%               0.65%(3)
---------------------------------------------------------------------------------------------------------------------
   Small Cap Index Fund                        0.35%                                 0.10%               0.45%(3)
---------------------------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND
---------------------------------------------------------------------------------------------------------------------
   Appreciation Portfolio -- Initial
     Shares                                    0.75%                                 0.03%               0.78%(4)
---------------------------------------------------------------------------------------------------------------------
   Small Cap Portfolio -- Initial
     Shares                                    0.75%                                 0.03%               0.78%(4)
---------------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
---------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Fund -- Class 2*         0.49%              0.25%              0.28%               1.02%(5)
---------------------------------------------------------------------------------------------------------------------
 GREENWICH STREET SERIES FUND
---------------------------------------------------------------------------------------------------------------------
   Equity Index Portfolio -- Class I
     Shares                                    0.21%                                 0.02%               0.23%(6)
---------------------------------------------------------------------------------------------------------------------
   Fundamental Value Portfolio                 0.75%                --               0.04%               0.79%(18)
---------------------------------------------------------------------------------------------------------------------
   Diversified Strategic Income
     Portfolio                                 0.65%                                 0.13%               0.78%(7)
---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------
   Balanced Portfolio -- Service
     Shares*                                   0.65%              0.25%              0.02%               0.92%
---------------------------------------------------------------------------------------------------------------------
   Global Technology Portfolio --
     Service Shares*                           0.65%              0.25%              0.04%               0.94%
---------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio --
     Service Shares*                           0.65%              0.25%              0.05%               0.95%
---------------------------------------------------------------------------------------------------------------------
 OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------
   Equity Portfolio                            0.80%                                 0.15%               0.95%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL ANNUAL
                                                                                                       OPERATING
                                          MANAGEMENT FEE                        OTHER EXPENSES        EXPENSES**
                                          (AFTER EXPENSE                        (AFTER EXPENSE      (AFTER EXPENSE
FUNDING OPTIONS:                          REIMBURSEMENT)       12b-1 FEES       REIMBURSEMENT)      REIMBURSEMENT)
---------------------------------------------------------------------------------------------------------------------
 PIMCO VARIABLE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------------
   Total Return Bond Portfolio                 0.25%                --               0.40%               0.65%(16)
---------------------------------------------------------------------------------------------------------------------
 PUTNAM VARIABLE TRUST
---------------------------------------------------------------------------------------------------------------------
   Putnam VT International Growth Fund
     Class 1B Shares*                          0.76%              0.25%              0.18%               1.19%
---------------------------------------------------------------------------------------------------------------------
   Putnam VT Small Cap Value Fund --
     Class 1B Shares                           0.80%              0.25%              0.30%               1.35%
---------------------------------------------------------------------------------------------------------------------
   Putnam VT Voyager II Fund -- Class
     1B Shares*                                0.70%              0.25%              0.30%               1.25%(17)
---------------------------------------------------------------------------------------------------------------------
 SALOMON BROTHERS VARIABLE SERIES FUND
   INC.
---------------------------------------------------------------------------------------------------------------------
   Capital Fund                                0.58%                                 0.42%               1.00%(8)
---------------------------------------------------------------------------------------------------------------------
   Investors Fund                              0.70%                                 0.21%               0.91%
---------------------------------------------------------------------------------------------------------------------
   Strategic Bond Fund                         0.36%                                 0.64%               1.00%(8)
---------------------------------------------------------------------------------------------------------------------
   Total Return Fund                           0.46%                                 0.54%               1.00%(8)
---------------------------------------------------------------------------------------------------------------------
 STRONG VARIABLE INSURANCE FUNDS INC.
---------------------------------------------------------------------------------------------------------------------
   Strong Multi Cap Value Fund II              1.00%                                 0.20%               1.20%(15)
---------------------------------------------------------------------------------------------------------------------
 THE MONTGOMERY FUNDS III
---------------------------------------------------------------------------------------------------------------------
   Montgomery Variable Series: Growth
     Fund                                      0.82%                                 0.43%               1.25%(9)
---------------------------------------------------------------------------------------------------------------------
 THE TRAVELERS SERIES TRUST
---------------------------------------------------------------------------------------------------------------------
   Convertible Bond Portfolio                  0.66%                                 0.14%               0.80%(10)
---------------------------------------------------------------------------------------------------------------------
   Disciplined Mid Cap Stock Portfolio         0.76%                                 0.12%               0.88%
---------------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Stock
     Portfolio                                 0.86%                                 0.14%               1.00%(10)
---------------------------------------------------------------------------------------------------------------------
   Equity Income Portfolio                     0.75%                                 0.07%               0.82%(11)
---------------------------------------------------------------------------------------------------------------------
   Jurika & Voyles Core Equity
     Portfolio                                 0.81%                                 0.19%               1.00%(12)
---------------------------------------------------------------------------------------------------------------------
   Large Cap Portfolio                         0.75%                                 0.07%               0.82%(11)
---------------------------------------------------------------------------------------------------------------------
   Lazard International Stock
     Portfolio                                 0.89%                                 0.14%               1.02%
---------------------------------------------------------------------------------------------------------------------
   MFS Emerging Growth Portfolio               0.81%                                 0.05%               0.86%
---------------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth Portfolio                0.86%                                 0.04%               0.90%
---------------------------------------------------------------------------------------------------------------------
   MFS Research Portfolio                      0.86%                                 0.06%               0.92%
---------------------------------------------------------------------------------------------------------------------
   MFS Value Portfolio                         0.81%                                 0.19%               1.00%(12)
---------------------------------------------------------------------------------------------------------------------
   Quality Bond Portfolio                      0.38%                                 0.11%               0.49%
---------------------------------------------------------------------------------------------------------------------
   Strategic Stock Portfolio                   0.66%                                 0.24%               0.90%(10)
---------------------------------------------------------------------------------------------------------------------
   Social Awareness Stock Portfolio            0.71%                                 0.04%               0.75%
---------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities
     Portfolio                                 0.39%                                 0.09%               0.48%
---------------------------------------------------------------------------------------------------------------------
   Utilities Portfolio                         0.71%                                 0.18%               0.89%
---------------------------------------------------------------------------------------------------------------------
 TRAVELERS SERIES FUND INC.
---------------------------------------------------------------------------------------------------------------------
   AIM Capital Appreciation Portfolio          0.80%                                 0.03%               0.83%(13)
---------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio                   0.80%                                 0.01%               0.81%(13)
---------------------------------------------------------------------------------------------------------------------
   MFS Total Return Portfolio                  0.80%                                 0.04%               0.84%(13)
---------------------------------------------------------------------------------------------------------------------
   Putnam Diversified Income Portfolio         0.75%                                 0.12%               0.87%(13)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL ANNUAL
                                                                                                       OPERATING
                                          MANAGEMENT FEE                        OTHER EXPENSES        EXPENSES**
                                          (AFTER EXPENSE                        (AFTER EXPENSE      (AFTER EXPENSE
FUNDING OPTIONS:                          REIMBURSEMENT)       12b-1 FEES       REIMBURSEMENT)      REIMBURSEMENT)
---------------------------------------------------------------------------------------------------------------------
   Smith Barney Aggressive Growth
     Portfolio                                 0.80%                --               0.19%               0.99%(13)
---------------------------------------------------------------------------------------------------------------------
   Smith Barney International All Cap
     Growth Portfolio                          0.90%                                 0.08%               0.98%(13)
---------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Capitalization
     Growth Portfolio                          0.75%                                 0.02%               0.77%(13)
---------------------------------------------------------------------------------------------------------------------
   Van Kampen Enterprise Portfolio             0.70%                                 0.03%               0.73%(13)
---------------------------------------------------------------------------------------------------------------------
 VARIABLE INSURANCE PRODUCTS FUND II
---------------------------------------------------------------------------------------------------------------------
   Asset Manager Portfolio -- Initial
     Class                                     0.53%                                 0.08%               0.61%
---------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio -- Service
     Class 2*                                  0.57%              0.25%              0.10%               0.92%(14)
---------------------------------------------------------------------------------------------------------------------
 VARIABLE INSURANCE PRODUCTS FUND III
---------------------------------------------------------------------------------------------------------------------
   Mid Cap Portfolio -- Service Class
     2                                         0.57%              0.25%              0.17%               0.99%(14)
---------------------------------------------------------------------------------------------------------------------

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

 ** Some numbers have been rounded.

 + Intermediate-Term Bond Fund, a series of American Odyssey Funds Inc. merged into Long-Term Bond Fund, also a series of American Odyssey Funds Inc. on or about April 27, 2001. Effective May 1, 2001, Long-Term Bond Fund changed its name to CitiStreet Diversified Bond Fund and the American Odyssey Funds Inc changed its name to CitiStreet Funds Inc.

 1. Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

 2. The Adviser for the REIT SERIES and the SMALL CAP VALUE SERIES is Delaware Management Company ("DMC"). Effective through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses would have been 1.03% and 0.89%, respectively.

 3. These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, Other Expenses and Total Annual Operating Expenses for the EAFE(R) EQUITY INDEX FUND and the SMALL CAP INDEX FUND would have been 0.47% and 0.92%, and 0.34% and 0.69%, respectively.

 4. Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES and the APPRECIATION PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

 5. The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the FRANKLIN SMALL CAP FUND -- CLASS 2 would have been 0.53%, 0.25%, 0.28%, and 1.06%, respectively.

 6. The Management Fee includes 0.06% for fund administration.

 7. The Management Fee includes 0.20% for fund administration.

 8. The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND, 0.75%, 0.64%, and 1.39%, respectively for the STRATEGIC BOND FUND and 0.80%, 0.54%, and 1.34%, respectively for the TOTAL RETURN FUND.

 9. The Investment Manager of the MONTGOMERY VARIABLE SERIES: GROWTH FUND has agreed to reduce some or all of its management fees if necessary to keep Total Annual Operating Expenses, expressed on an annualized basis, at or below one and one quarter percent (1.25%) of its average net assets. Absent this waiver of fees, the Total Annual Operating Expenses would equal 2.41%.

10. Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO, the STRATEGIC STOCK PORTFOLIO, and the DISCIPLINED SMALL CAP STOCK PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80%, 0.90%, and 1.00%, respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90%, 0.97%, and 1.14%, respectively.

11. TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

12. Other Expenses reflect the current expense reimbursement arrangement with Travelers Insurance Company. Travelers has agreed to reimburse the Portfolio(s) for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 1.00%. Without such arrangements, the annualized Total Annual Operating Expenses would have been 1.07% for the MFS VALUE PORTFOLIO and 1.24% for the JURIKA & VOYLES CORE EQUITY PORTFOLIO.

13. Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

14. Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 and the MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90% and 0.94%, respectively.

15. The Adviser for STRONG MULTI CAP VALUE FUND II has voluntarily agreed to cap the Total Annual Operating Expenses at 1.20%. The adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion without further notification. Absent the waiver of fees, the Total Annual Operating Expenses would be 1.41%.

16. "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

17. The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS 1B SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

18. The management fee includes 0.20% for fund administration.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable life insurance policy with a minimum Target Premium of $100,000 offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life (of an Insured), and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of three death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

GROUP OR INDIVIDUAL POLICY. The policy may be issued either as an individual or group policy. Under an individual or group policy, the Insured generally will be an employee. The Certificate, and Group Policy, and Individual Policies are hereafter collectively referred to as the "Policy."

THE APPLICATION. In order to become a policy owner, you must submit an application with information about the proposed insured. The insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $50,000

     - your choice of the three death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available Investment Options and the Fixed Account. The Policy's Contract Value will increase or decrease depending on the performance of the Investment Options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options' performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy's Cash Surrender Value can pay the Policy's monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio unless state law permits us to refund Contract Value under the Right to Cancel provision. Then, you may invest your Net Premium in any available Investment Option. At the end of the Right to Cancel Period, we direct the net premiums to the Investment Option(s) and/or the Fixed Account selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Investment Options currently available under Fund UL III are listed below. THOSE FUNDS THAT ARE SHADED BELOW ARE CLOSED TO NEW CASES EFFECTIVE SEPTEMBER 24, 2001. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Fund prospectuses which are included with and must accompany this prospectus. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Company LLC
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
High Yield Bond Trust      Seeks generous income. The assets of    TAMIC
                           the High Yield Bond Trust will be
                           invested in bonds which, as a class,
                           sell at discounts from par value and
                           are typically high risk securities.
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
ALLIANCE VARIABLE PRODUCT
  SERIES FUND
Premier Growth Portfolio   Seeks long-term growth of capital by    Alliance Capital Management
Class B                    investing primarily in equity
                           securities of a limited number of
                           large, carefully selected, high
                           quality U.S. companies that are judged
                           likely to achieve superior earning
                           momentum.
CITISTREET FUNDS, INC.
CitiStreet Diversified     Seeks maximum long-term (capital        CitiStreet Funds Management,
Bond Fund*                 appreciation and income) by investing   Inc. ("CitiStreet")
                           primarily in fixed income securities.   Subadviser: Western Asset
                                                                   Management Company; Salomon
                                                                   Brothers Asset Management,
                                                                   Inc. ("SBAM"); and SSgA Funds
                                                                   Management, Inc. ("SSgA")
CREDIT SUISSE WARBURG
  PINCUS TRUST
Emerging Markets           Seeks long-term growth of capital by    Credit Suisse Asset
Portfolio                  investing primarily in equity           Management, LLC
                           securities of non-U.S. issuers
                           consisting of companies in emerging
                           securities markets.
DELAWARE GROUP PREMIUM
  FUND, INC.
REIT Series                Seeks to achieve maximum long-term      Delaware Management Company,
                           total return. Capital appreciation is   Inc.
                           a secondary objective. The Series       Subadviser:
                           seeks to achieve its objectives by      Lincoln Investment
                           investing in securities of companies    Management, Inc.
                           primarily engaged in the real estate
                           industry. Under normal circumstances,
                           at least 65% of the Series total
                           assets will be invested in equity
                           securities of real estate investment
                           trusts ("REITs"). The Series operates
                           as a nondiversified fund as defined by
                           the Investment Company Act of 1940.
Small Cap Value Series*    Seeks capital appreciation by           Delaware Management
                           investing in small-to mid-cap common    Company, Inc.
                           stocks whose market value appears low
                           relative to their underlying value or
                           future earnings and growth potential.
                           Emphasis will also be placed on
                           securities of companies that may be
                           temporarily out of favor or whose
                           value is not yet recognized by the
                           market.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the Russell 2000 index.
DREYFUS VARIABLE
  INVESTMENT FUND
Appreciation Portfolio     Seeks primarily to provide long-term    The Dreyfus Corporation
                           capital growth consistent with the      Subadviser: Fayez Sarofim &
                           preservation of capital; current        Co.
                           income is a secondary investment
                           objective. The portfolio invests
                           primarily in the common stocks of
                           domestic and foreign issuers.
Small Cap Portfolio        Seeks to maximize capital               The Dreyfus Corporation
                           appreciation.
FRANKLIN TEMPLETON
  VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap         Seeks long-term capital growth; the     Franklin Advisers, Inc.
Fund -- Class 2            Fund seeks to accomplish its objective
                           by investing primarily (normally at
                           least 65% of its assets) in equity
                           securities of smaller capitalization
                           growth companies.
GREENWICH STREET SERIES
  FUND
Diversified Strategic      Seeks high current income by investing  Smith Barney Fund Management
Income Portfolio*          primarily in the following fixed        LLC ("SBFM")
                           income securities: U.S. Gov't and
                           mortgage-related securities, foreign
                           gov't bonds and corporate bonds rated
                           below investment grade.

Equity Index Portfolio --  Seeks to replicate, before deduction    Travelers Investment
Class I Shares             of expenses, the total return           Management Company ("TIMCO")
                           performance of the S&P 500 Index.

Fundamental Value          Seeks long-term capital growth with     ("TIMCO") SBFM
Portfolio                  current income as a secondary
                           objective
JANUS ASPEN SERIES
Balanced Portfolio --      Seeks current income and long-term      Janus Capital Corporation
Service Shares             capital growth of capital, consistent   ("Janus")
                           with preservation of capital and
                           balanced by current income. It pursues
                           its objective by normally investing
                           40-60% of its assets in securities
                           selected primarily for their growth
                           potential and 40-60% of its assets in
                           securities selected primarily for
                           their income potential. This Portfolio
                           normally invests at least 25% of its
                           assets in fixed-income securities.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Global Technology          Seeks long-term growth of capital. It   Janus
Portfolio -- Service       pursues its objective by investing
Shares                     primarily in equity securities of U.S.
                           and foreign companies selected for
                           their growth potential. Normally, it
                           invests at least 65% of its total
                           assets in securities of companies that
                           the portfolio manager believes will
                           benefit significantly from advances or
                           improvements in technology.
Worldwide Growth           Seeks long-term growth of capital in a  Janus
Portfolio -- Service       manner consistent with the
Shares                     preservation of capital. It pursues
                           its objective by investing primarily
                           in common stocks of companies of any
                           size throughout the world. The
                           Portfolio normally invests in issuers
                           from at least five different
                           countries, including the United
                           States. The Portfolio may at times
                           invest in fewer than five countries or
                           even a single company.
OCC ACCUMULATION TRUST
Equity Portfolio*          Seeks long-term capital appreciation    OpCap Advisors
                           through investment in securities
                           (primarily equity securities) of
                           companies that are believed by the
                           adviser to be undervalued in the
                           marketplace in relation to factors
                           such as the companies' assets or
                           earnings.
PIMCO VARIABLE INSURANCE TRUST
Total Return Bond          Seeks maximum total return, consistent  Pacific Investment Management
Portfolio                  with preservation of capital and        Company
                           prudent investment management, by
                           investing primarily in
                           investment-grade debt securities.

PUTNAM VARIABLE TRUST
Putnam VT International    Seeks capital appreciation by           Putnam Investment Management,
Growth Fund -- Class IB    investing mostly in common stocks of    Inc. ("Putnam")
Shares                     companies outside the United States.

Putnam VT Small Cap Value  Seeks capital appreciation by           Putnam
Fund -- Class IB Shares    investing mainly in common stocks of
                           U.S. companies with a focus on value
                           stocks.

Putnam VT Voyager II       Seeks capital appreciation by           Putnam
Fund -- Class IB Shares    investing mainly in common stocks of
                           U.S. companies with a focus on growth
                           stocks.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
Capital Fund               Seeks capital appreciation through      Salomon Brothers Asset
                           investments primarily in common stock,  Management ("SBAM")
                           or securities convertible to common
                           stocks, which are believed to have
                           above-average price appreciation
                           potential and which may also involve
                           above-average risk.
Investors Fund             Seeks long-term growth of capital.      SBAM
                           Current income is a secondary
                           objective.
Strategic Bond Fund        Seeks high level of current income. As  SBAM
                           a secondary objective, the Portfolio
                           will seek capital appreciation.
Total Return Fund          Seeks above-average income (compared    SBAM
                           to a portfolio invested entirely in
                           equity securities). Secondarily, seeks
                           opportunities for growth of capital
                           and income.
STRONG VARIABLE INSURANCE
  FUNDS, INC.
Strong Multi Cap Value     Seeks long-term capital appreciation.   Strong Capital Management,
Fund II*                   Current income is a secondary           Inc. Subadviser: Schafer
                           objective when selecting investments.   Capital Management Inc.
                           The goal is to identify stocks that
                           provide above-average earnings growth
                           prospects at a price-to-earnings ratio
                           lower than that of the S&P 500.
THE MONTGOMERY FUNDS III
Montgomery Variable        Seeks capital appreciation. Under       Montgomery Asset Management
Series: Growth Fund*       normal conditions, it invests at least
                           65% of its assets in equity
                           securities.
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Advisers
Portfolio                  investing principally in common stock,  ("TIA") Subadviser: AIM
                           with emphasis on medium-sized and       Capital Management, Inc.
                           smaller emerging growth companies.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Finance Services Company
                           consistent with the prudent employment  ("MFS")
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES FUND INC. (CONT'D)
Putnam Diversified         Seeks high current income consistent    TIA
Income Portfolio*          with preservation of capital. The       Subadviser: Putnam
                           Portfolio will allocate its             Investment
                           investments among the U.S. Government   Management, Inc.
                           Sector, the High Yield Sector, and the
                           International Sector of the fixed
                           income securities markets.
Smith Barney Aggressive    Seeks capital appreciation investing    SBFM
Growth Portfolio           primarily in common stocks of
                           companies that are experiencing, or
                           have the potential to experience,
                           growth of earnings, or that exceed the
                           average earnings growth rate of
                           companies whose securities are
                           included in the S&P 500.
Smith Barney               Seeks total return on assets from       SBFM
International All Cap      growth of capital and income by
Growth Portfolio           investing at least 65% of its assets
                           in a diversified portfolio of equity
                           securities of established non-U.S.
                           issuers.
Smith Barney Large         Seeks long-term growth of capital by    SBFM
Capitalization Growth      investing in equity securities of
Portfolio                  companies with large market
                           capitalizations.
Van Kampen Enterprise      Seeks capital appreciation through      SBFM
Portfolio                  investment in securities believed to    Subadviser: Van Kampen Asset
                           have above-average potential for        Management, Inc.
                           capital appreciation. Any income
                           received on such securities is
                           incidental to the objective of capital
                           appreciation.
THE TRAVELERS SERIES TRUST
Convertible Bond           Seeks current income and capital        TAMIC
Portfolio                  appreciation by investing in
                           convertible securities and in
                           combinations of nonconvertible
                           fixed-income securities and warrants
                           or call options that together resemble
                           convertible securities ("synthetic
                           convertible securities").
Disciplined Mid Cap Stock  Seeks growth of capital by investing    TAMIC
Portfolio                  primarily in a broadly diversified      Subadviser: TIMCO
                           portfolio of common stocks.
Disciplined Small Cap      Seeks long term capital appreciation    TAMIC.
Stock Portfolio*           by investing primarily (at least 65%    Subadviser: TIMCO
                           of its total assets) in the common
                           stocks of U.S. Companies with
                           relatively small market
                           capitalizations at the time of
                           investment.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
Equity Income Portfolio    Seeks reasonable income by investing    TAMIC
                           at least 65% in income-producing        Subadviser: Fidelity
                           equity securities. The balance may be   Management Research Company
                           invested in all types of domestic and   ("FMR")
                           foreign securities, including bonds.
                           The Portfolio seeks to achieve a yield
                           that exceeds that of the securities
                           comprising the S&P 500. The Subadviser
                           also considers the potential for
                           capital appreciation.
Jurika & Voyles Core       Seeks long-term capital appreciation.   TAMIC.
Equity Portfolio*          The Portfolio invests primarily in the  Subadviser: Jurika & Voyles
                           common stock of quality companies of    L.P.
                           all market capitalizations that offer
                           current value and significant future
                           growth potential
Large Cap Portfolio        Seeks long-term growth of capital by    TAMIC
                           investing primarily in equity           Subadviser: FMR
                           securities of companies with large
                           market capitalizations.
Lazard International       Seeks capital appreciation by           TAMIC
Stock Portfolio            investing primarily in the equity       Subadviser: Lazard Asset
                           securities of non-United States         Management
                           companies (i.e., incorporated or
                           organized outside the United States).
MFS Emerging Growth        Seeks long-term growth of capital.      TAMIC
Portfolio                  Dividend and interest income from       Subadviser: MFS
                           portfolio securities, if any, is
                           incidental.
MFS Mid Cap Growth         Seeks to obtain long-term growth of     TAMIC
Portfolio                  capital by investing under normal       Subadviser: MFS
                           market conditions, at least 65% of its
                           total assets in equity securities of
                           companies with medium market
                           capitalization which the investment
                           adviser believes have above-average
                           growth potential.
MFS Research Portfolio     Seeks to provide long-term growth of    TAMIC
                           capital and future income.              Subadviser: MFS
MFS Value Portfolio*       Seeks capital appreciation and          TAMIC
                           reasonable income by investing in       Subadviser: MFS
                           income producing equity securities
                           which MFS believes are undervalued in
                           the market relative to their long-term
                           potential.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
Social Awareness Stock     Seeks long-term capital appreciation    SBFM
Portfolio                  and retention of net investment
                           income. The Portfolio seeks to fulfill
                           this objective by selecting
                           investments, primarily common stocks,
                           which meet the social criteria
                           established for the Portfolio. Social
                           criteria currently excludes companies
                           that derive a significant portion of
                           their revenues from the production of
                           tobacco, tobacco products, alcohol, or
                           military defense systems, or in the
                           provision of military defense related
                           services or gambling services.
Strategic Stock            Seeks to provide an above-average       TAMIC
Portfolio*                 total return through a combination of   Subadviser: TIMCO
                           potential capital appreciation and
                           dividend income by investing primarily
                           in high dividend yielding stocks
                           periodically selected from the
                           companies included in (i) the Dow
                           Jones Industrial Average and (ii) a
                           subset of the Standard & Poor's
                           Industrial Index.
Travelers Quality          Seeks current income, moderate capital  TAMIC
Bond Portfolio             volatility and total return
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government
                           Securities Portfolio will be invested
                           in direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio*       Provide current income by investing in  SBFM
                           equity and debt securities of
                           companies in the utility industries.
VARIABLE INSURANCE
  PRODUCTS FUND II
Asset Manager              Seeks high total return with reduced    FMR
Portfolio --               risk over the long-term by allocating
Initial Class              its assets among stocks, bonds and
                           short-term fixed-income instruments.
Contrafund Portfolio --    Seeks long-term capital appreciation    FMR
Service Class 2            by investing primarily in common
                           stocks of companies whose value the
                           adviser believes is not fully
                           recognized by the Public.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VARIABLE INSURANCE PRODUCTS FUND III
Mid Cap Portfolio --       Seeks long-term growth of capital and   FMR
Service Class 2            income by investing primarily in
                           income-producing equity securities,
                           including common stocks and
                           convertible securities.

                   *ANTICIPATED CHANGES TO INVESTMENT OPTIONS

                          FUND MERGERS AND LIQUIDATION

Subject to shareholder approval, we anticipate that the Disciplined Small Cap Stock Portfolio of the Travelers Series Trust will be liquidated on or about October 26, 2001. On this date, liquidation proceeds will be used to purchase shares of the Travelers Money Market Portfolio.

Also subject to shareholder approval, we anticipate that the Strategic Stock Portfolio and the Jurika & Voyles Core Equity Portfolio, both of the Travelers Series Trust, will merge into the Investors Fund of the Salomon Brothers Variable Series Fund Inc. on or about October 26, 2001. On this date, all shares of the Strategic Stock Portfolio and the Jurika & Voyles Core Equity Portfolio will be exchanged for the number of shares of the Investors Fund that is equal in value at the time of the merger to the value of such shares in the Strategic Stock Portfolio or the Jurika & Voyles Core Equity Portfolio.

                               FUND SUBSTITUTIONS

As part of an ongoing effort to consolidate the variable contract operations of Travelers Insurance Company, Travelers Life and Annuity Company, and certain of its affiliates, on or about August 30, 2001 an application was filed with the SEC requesting permission to substitute shares of certain underlying funding options for shares of other underlying funding options currently available in your contract, as described in the table below.

Upon obtaining approval from the SEC and subject to any required approval by state insurance authorities, we will effect the substitution by redeeming shares of the Replaced Funds (see table below) and using those proceeds to purchase shares of the Replacing Funds (see table below). The proposed transaction will result in no change in the amount of your contract value, cash value or death benefit, or in the dollar value of your investment in the Separate Account. After the substitution, the Replaced Funds will no longer be available as investment options.

We anticipate that, if SEC approval is obtained, the proposed substitutions will occur sometime in the second quarter of 2002. From the date of this prospectus to the date of the proposed substitutions, you will be able to transfer out of the Replaced Funds without the transfer counting as a "free" transfer under your Contract. Also, until 30 days after the date the substitution occurs, we will not exercise any right we may have reserved under your Contract to impose any additional transfer restrictions.

Within five days after the substitution, we will send affected contract owners (i.e., contract owners who were invested in the Replaced Funds on the date of the substitution) notice that the substitution has been completed and that they may transfer out of the Replacing Funds without the transfer counting as a "free" transfer under their contract. Current prospectuses for all funding options currently available through this contract must accompany this prospectus.

When making any investment decisions, please consider these anticipated changes. As of September 24, 2001, the Disciplined Small Cap Stock Portfolio, the Strategic Stock Portfolio, the Jurika & Voyles Core Equity Portfolio, and all the Replaced Funds listed below are closed to new cases.

REPLACED FUND(S)                               REPLACING FUND(S)
CITISTREET FUNDS, INC.                         THE TRAVELERS SERIES TRUST
CitiStreet Diversified Bond Fund               Travelers Quality Bond Portfolio
--------------------------------------------------------------------------------------------
DELAWARE GROUP PREMIUM FUND, INC.              DREYFUS VARIABLE INVESTMENT FUND
Delaware Group Small Cap Value Series          Dreyfus Small Cap Portfolio -- Initial Shares
--------------------------------------------------------------------------------------------
TRAVELERS SERIES TRUST                         THE TRAVELERS SERIES TRUST
Utilities Portfolio                            Equity Income Portfolio
--------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
Putnum Diversified Income Portfolio            PIMCO VARIABLE INSURANCE TRUST
GREENWICH STREET SERIES FUND                   PIMCO Total Return Bond
Diversified Strategic Income Portfolio
--------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
Equity Portfolio
THE MONTGOMERY FUNDS III
Montgomery Variable Series Growth Fund         TRAVELERS SERIES FUND INC.
THE TRAVELERS SERIES TRUST                     AIM Capital Appreciation Portfolio
MFS Value Portfolio
STRONG VARIABLE INSURANCE FUNDS INC.
Strong Multi Cap Value Fund II
--------------------------------------------------------------------------------------------

                               THE FIXED ACCOUNT
--------------------------------------------------------------------------------

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate account sponsored by the Company.

The staff of the Securities and Exchange Commission (SEC) does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss and guarantees a specified interest rate. The investment gain or loss of the Separate Account or any of the variable Investment Options does not affect the Fixed Account portion of the Policy owner's Contract Value.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the premium payments allocated to the Fixed Account, plus interest credited, less the Monthly Deduction Amount allocated to the Fixed Account, less any prior surrenders or loans. If the Policy owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable charges as described under "Charges and Deductions" in this prospectus.

Premium payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Policies participating in the Fixed Accounts.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Policies. The amount of such investment income allocated to the Policies will vary in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Policy we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CONTRACT VALUE

INVESTMENT OPTIONS

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options, by mailing such request to the Company c/o Andesa, TPA, Inc. We reserve the right to restrict the number of free transfers to six times per Policy in any Policy Year and to charge $10 per Policy for each additional transfer; however, we do not currently charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

FIXED ACCOUNT

You may make transfers from the Fixed Account to any other available investment option(s) twice a year during the 30 days following the semi-annual or annual anniversary of the Policy Date. The transfers are limited to an amount of up to 25% of the Fixed Account Value on the semi-annual or annual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other Investment Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING. You may establish automated transfers of Contract Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any Outstanding Policy Loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

INSURED TERM RIDER

You may choose to purchase the Insured Term Rider as an addition to the Policy. This rider may not be available in all states.

EXCHANGE RIGHTS

Once the Policy is in effect, you may choose during the first 24 months to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this Option.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed by the Company on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

                           ACCESS TO CONTRACT VALUES
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow up to 100% of the Policy's Cash Surrender Value. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500. We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.40% in years 1-10, 4.60% in years 11-20, and 4.75% in year 21 and later.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s) is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. Loan amounts will be transferred from the Fixed Account when insufficient amounts are available in the Investment Options. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options and the Fixed Account according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

POLICY SURRENDERS

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the deduction date following our receipt of the surrender request (or following the date you specified, if later).

PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy's Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and outstanding Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount Insured will be equal to stated amount of the policy plus Premium Payments minus any partial surrenders.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals to a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
YOUNGER INSURED            PERCENTAGE
---------------            ----------
     0-40                     250
       45                     215
       50                     185
       55                     150
       60                     130
       65                     120
       70                     115
       75                     105
       95+                    100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus premium payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Death Benefit is greater than the Stated Amount plus premium payments aggregated at 6.00% for one year ($52,650) or the Minimum Amount Insured ($100,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when the Insured has died, the Death

Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------
The maturity date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Contract Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

GENERAL

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the death benefit paid on the death of the Insured;

     - the available funding options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications, increases in the stated amount, and riders;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

FRONT-END SALES EXPENSE CHARGES. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The current charge is 7.0% of the Target Premium for the first seven Policy Years and 3.5% thereafter. The sales charge is guaranteed not to exceed 9.0% of such Target Premium payments in all Contract Years and 5.0% on amounts in excess of the Target Premium.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options and the Fixed Account values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Charge and Charges for any Rider(s).

COST OF INSURANCE CHARGE. The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy durations), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured and duration from issue.

MONTHLY POLICY CHARGE. This $5 charge is used to cover expenses associated with maintaining the policy.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge applied against the assets in the Investment Options for mortality and expense risks. This current charge is at an annual rate of 0.45% for Policy Years 1-4; 0.25% for Policy Years 5-20, and 0.05% thereafter. It is guaranteed not to exceed 0.75% for all years. This charge compensates us for various risks assumed, benefits provided, and expenses incurred, including payment of commissions to your sales agent.

UNDERLYING FUND EXPENSES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

TRANSFER CHARGE

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times per Policy in any Policy Year, and to charge $10 per Policy for any additional transfers.

REDUCTION OR MODIFICATION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. The Company may reduce or modify certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to the Company. These charges may be reduced or modified in certain group, sponsored arrangements or special programs. Eligibility for reduction or modification in charges and the amount is determined by a number of factors, including:

- the number of insureds;

- the total premium expected to be paid;

- total assets under management for the policy owner;

- the nature of the relationship among individual insureds;

- the purpose for which the policies are being purchased;

- the expected persistency of individual policies; and

- any other circumstances which are expected to reduce expenses.

The extent and nature of modification may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of service.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE (FUND UL III)

The Travelers Fund III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners' directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at net asset value and to make payment within seven days.

HOW THE CONTRACT VALUE VARIES. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a "valuation date") and we are open for business. A Policy's Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value and the Fixed Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of 4:00 pm Eastern Time on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 pm Eastern Time and ending at 4:00 pm Eastern Time on the next valuation date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account and Underlying Fund charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit option

     - changes to the way your premiums are allocated

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

CHANGES IN STATED AMOUNT

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance Charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

After the first policy year, if the Insured is alive you may change the Death Benefit option by sending a written request to the Company. The Stated Amount will be adjusted so the Net Amount at risk remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. The following Changes in Death Benefit Options are permissible:

     Option 1-2

     Option 2-1

     Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime or the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Policy is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Policies is Travelers Distribution LLC, One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 25% of the premium paid in the first Contract Year or 15% of the premium paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 5% of the premiums paid plus 0.50% of the current Contract Value. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well at the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2000 and for the year ended December 31, 2000 and the period September 8, 1999 (date operations commenced) to December 31, 1999 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the IRS Code ("Code") sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has the choice of more investment options to which to allocate premium payments and cash values and may be able to transfer among investment options more frequently than in such rulings. In addition, the Policy Owner may have the choice of certain investment options which may be more similar to each other in their investment objective and policies than in such rulings. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and Contract value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance

Contracts." Furthermore, no part of the investment growth of the Contract Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Madelyn Lankton......................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Laura Pantaleo.......................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Guarantee Issue
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $436,577
Level Death Benefit Option
Current Charges

                                     TOTAL MONTHLY DEDUCTION
                                       FOR THE POLICY YEAR
                                     -----------------------
                                     COST OF
POLICY  CUMULATIVE                  INSURANCE   ADMINISTRATIVE
 YEAR    PREMIUMS     SALES LOAD     CHARGES       CHARGES
------  ----------    ----------    ---------   --------------
  1      $ 25,000       $1,750       $  497          $60
  2      $ 50,000       $1,750       $1,337          $60
  3      $ 75,000       $1,750       $1,430          $60
  5      $125,000       $1,750       $1,408          $60
  10     $175,000       $    0       $1,680          $60

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Contract Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The difference between the Contract Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 7% for years 1-7 and 3.5% thereafter. The illustrations reflect 0% deduction for premiums over Target Premiums in all years.

The guaranteed illustrations reflect a deduction from each Target Premium of 9% in all years and 5% on amounts paid in excess of the Target Premium.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first four policy years the current charges consist of .45% mortality and expense risk charge, .25% in years 5-20 and .05% thereafter. In all policy years, the guaranteed charges consist of a .75% mortality and expense charge. For all policy years the current and guaranteed charges consist of .85% for Underlying Fund Expenses.

The charge for Underlying Fund expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Underlying Funds during the most recent audited calendar year. The Underlying Fund expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.30%, 4.70% and 10.70%, respectively on a current basis for years 1-4; then to approximate net annual rates of -1.10%; 4.90%; 10.90% in years 5-20 and to approximate net annual rates of -0.90%; 5.10%; 11.10% thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of -1.60%; 4.40% and 10.40% in all years.

The actual charges under a Policy for expenses of the Underlying Fund will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                      COLI
                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
            $436,577 SPECIFIED AMOUNT, CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                     DEATH BENEFIT OPTION 1, CURRENT VALUES

                           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
         PREMIUM    ------------------------------   ------------------------------   ---------------------------------
POLICY   PLUS 5%    CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
YEAR     INTEREST    VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
  1       26,250     22,396      22,396    436,577    23,773      23,773    436,577      25,152      25,152     436,577
  2       53,813     43,658      43,658    436,577    47,803      47,803    436,577      52,115      52,115     436,577
  3       82,753     64,533      64,533    436,577    72,864      72,864    436,577      81,880      81,880     436,577
  4      113,141     85,112      85,112    436,577    99,099      99,099    436,577     114,854     114,854     436,577
  5      145,048    105,612     105,612    436,577   126,819     126,819    436,577     151,683     151,683     436,577
  6      178,550    125,974     125,974    436,577   156,026     156,026    436,577     192,628     192,628     470,348
  7      213,728    146,177     146,177    436,577   186,765     186,765    442,987     237,773     237,773     563,973
  8      224,414    142,997     142,997    436,577   194,497     194,497    448,301     261,798     261,798     603,425
  9      235,635    139,741     139,741    436,577   202,538     202,538    453,855     288,237     288,237     645,893
 10      247,417    136,402     136,402    436,577   210,902     210,902    459,667     317,335     317,335     691,641
 11      259,787    132,977     132,977    436,577   219,607     219,607    465,756     349,365     349,365     740,955
 12      272,777    129,392     129,392    436,577   228,610     228,610    472,006     384,528     384,528     793,926
 13      286,416    125,631     125,631    436,577   237,923     237,923    478,418     423,127     423,127     850,826
 14      300,736    121,634     121,634    436,577   247,521     247,521    484,922     465,422     465,422     911,817
 15      315,773    117,367     117,367    436,577   257,402     257,402    491,516     511,743     511,743     977,185
 16      331,562    112,788     112,788    436,577   267,564     267,564    498,198     562,434     562,434   1,047,240
 17      348,140    107,903     107,903    436,577   278,039     278,039    505,054     617,951     617,951   1,122,501
 18      365,547    102,662     102,662    436,577   288,823     288,823    512,095     678,713     678,713   1,203,387
 19      383,824     97,162      97,162    436,577   300,013     300,013    519,510     745,420     745,420   1,290,785
 20      403,015     91,381      91,381    436,577   311,628     311,628    527,329     818,658     818,658   1,385,312
 21      423,166     85,485      85,485    436,577   324,310     324,310    536,599     900,715     900,715   1,490,310
 22      444,325     79,275      79,275    436,577   337,522     337,522    546,356     991,035     991,035   1,604,215
 23      466,541     72,751      72,751    436,577   351,303     351,303    556,623   1,090,508   1,090,508   1,727,856
 24      489,868     65,903      65,903    436,577   365,691     365,691    567,426   1,200,106   1,200,106   1,862,150
 25      514,361     58,708      58,708    436,577   380,717     380,717    578,806   1,320,890   1,320,890   2,008,156
 26      540,079     51,296      51,296    436,577   396,497     396,497    590,947   1,454,326   1,454,326   2,167,553
 27      567,083     43,480      43,480    436,577   412,983     412,983    603,799   1,601,436   1,601,436   2,341,369
 28      595,437     34,797      34,797    436,577   430,000     430,000    617,159   1,762,795   1,762,795   2,530,059
 29      625,209     25,093      25,093    436,577   447,541     447,541    631,075   1,939,637   1,939,637   2,735,072
 30      656,470     14,481      14,481    436,577   465,724     465,724    672,292   2,133,877   2,133,877   3,080,346

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                      COLI
                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
            $436,577 SPECIFIED AMOUNT, CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                   DEATH BENEFIT OPTION 1, GUARANTEED VALUES

                         0% HYPOTHETICAL               6% HYPOTHETICAL                12% HYPOTHETICAL
         PREMIUM   ----------------------------  ----------------------------  -------------------------------
POLICY   PLUS 5%   CONTRACT  SURRENDER   DEATH   CONTRACT  SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR     INTEREST   VALUE      VALUE    BENEFIT   VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT
------   --------  --------  ---------  -------  --------  ---------  -------  ---------  ---------  ---------
  1       26,250     20,386     20,386  436,577    21,688     21,688  436,577     22,992     22,992    436,577
  2       53,813     40,389     40,389  436,577    44,283     44,283  436,577     48,337     48,337    436,577
  3       82,753     60,023     60,023  436,577    67,841     67,841  436,577     76,307     76,307    436,577
  4      113,141     79,297     79,297  436,577    92,418     92,418  436,577    107,204    107,204    436,577
  5      145,048     98,214     98,214  436,577   118,072    118,072  436,577    141,366    141,366    436,577
  6      178,550    116,780    116,780  436,577   144,867    144,867  436,577    179,178    179,178    437,505
  7      213,728    134,992    134,992  436,577   172,869    172,869  436,577    220,504    220,504    523,012
  8      224,414    130,280    130,280  436,577   178,207    178,207  436,577    240,695    240,695    554,785
  9      235,635    125,358    125,358  436,577   183,618    183,618  436,577    262,615    262,615    588,479
 10      247,417    120,193    120,193  436,577   189,087    189,087  436,577    286,395    286,395    624,206
 11      259,787    114,756    114,756  436,577   194,618    194,618  436,577    312,178    312,178    662,087
 12      272,777    109,017    109,017  436,577   200,206    200,206  436,577    340,126    340,126    702,249
 13      286,416    102,946    102,946  436,577   205,853    205,853  436,577    370,411    370,411    744,824
 14      300,736     96,507     96,507  436,577   211,556    211,556  436,577    403,220    403,220    789,956
 15      315,773     89,651     89,651  436,577   217,311    217,311  436,577    438,744    438,744    837,792
 16      331,562     82,310     82,310  436,577   223,102    223,102  436,577    477,174    477,174    888,488
 17      348,140     74,398     74,398  436,577   228,909    228,909  436,577    518,695    518,695    942,203
 18      365,547     65,814     65,814  436,577   234,709    234,709  436,577    563,499    563,499    999,109
 19      383,824     56,441     56,441  436,577   240,478    240,478  436,577    611,785    611,785  1,059,380
 20      403,015     46,154     46,154  436,577   246,195    246,195  436,577    663,764    663,764  1,123,204
 21      423,166     34,829     34,829  436,577   251,847    251,847  436,577    719,684    719,684  1,190,778
 22      444,325     22,330     22,330  436,577   257,427    257,427  436,577    779,818    779,818  1,262,312
 23      466,541      8,508      8,508  436,577   262,929    262,929  436,577    844,473    844,473  1,338,025
 24      489,868          0          0  436,577   268,342    268,342  436,577    913,958    913,958  1,418,147
 25      514,361          0          0        0   273,636    273,636  436,577    988,559    988,559  1,502,911
 26      540,079          0          0        0   278,767    278,767  436,577  1,068,528  1,068,528  1,592,553
 27      567,083          0          0        0   283,674    283,674  436,577  1,154,079  1,154,079  1,687,314
 28      595,437          0          0        0   288,280    288,280  436,577  1,245,379  1,245,379  1,787,435
 29      625,209          0          0        0   292,502    292,502  436,577  1,342,577  1,342,577  1,893,161
 30      656,470          0          0        0   296,264    296,264  436,577  1,445,888  1,445,888  2,087,203

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                      COLI
                       $28,631 ANNUAL PREMIUM FOR 7 YEARS
               $500,000 SPECIFIED AMOUNT, GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                     DEATH BENEFIT OPTION 2, CURRENT VALUES

                            0% HYPOTHETICAL                    6% HYPOTHETICAL                    12% HYPOTHETICAL
          PREMIUM    ------------------------------   ---------------------------------   ---------------------------------
POLICY    PLUS 5%    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH     CONTRACT    SURRENDER     DEATH
YEAR     INTEREST     VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------
 1          30,063    25,626      25,626    525,626      27,202      27,202     527,202      28,779      28,779     528,779
 2          61,628    49,810      49,810    549,810      54,538      54,538     554,538      59,456      59,456     559,456
 3          94,772    73,433      73,433    573,433      82,904      82,904     582,904      93,155      93,155     593,155
 4         129,573    96,596      96,596    596,598     112,446     112,446     612,446     130,297     130,297     630,297
 5         166,115   119,530     119,530    619,530     143,476     143,476     643,476     171,544     171,544     671,544
 6         204,483   142,199     142,199    642,199     176,014     176,014     676,014     217,275     217,275     717,275
 7         244,770   164,569     164,569    664,589     210,095     210,095     710,095     267,940     267,940     767,940
 8         287,071   187,426     187,426    687,426     246,634     246,634     746,634     324,969     324,969     824,969
 9         331,487   209,875     209,875    709,875     284,802     284,802     784,802     388,051     388,051     888,051
10         378,124   231,913     231,913    731,913     324,673     324,673     824,673     457,639     457,839     957,839
11         427,092   253,541     253,541    753,541     366,328     366,328     866,328     535,062     535,062   1,035,062
12         476,509   274,646     274,646    774,646     409,731     409,731     909,731     620,405     620,405   1,120,405
13         532,497   295,216     295,216    795,216     454,951     454,951     954,951     714,737     714,737   1,214,737
14         589,185   315,163     315,163    815,163     501,982     501,982   1,001,982     818,941     818,941   1,318,941
15         648,707   334,455     334,455    834,455     550,870     550,870   1,050,870     934,051     934,051   1,434,051
16         711,205   353,041     353,041    853,041     601,650     601,650   1,101,650   1,061,197   1,661,197   1,561,197
17         776,827   370,954     370,954    870,954     654,439     654,439   1,154,439   1,201,721   1,201,721   1,701,721
18         845,731   388,140     388,140    888,140     709,273     709,273   1,209,273   1,357,018   1,357,018   1,857,018
19         918,080   404,766     404,766    904,766     766,417     766,417   1,266,417   1,528,871   1,528,871   2,028,871
20         994,047   420,820     420,820    920,820     825,966     825,966   1,325,966   1,719,068   1,719,066   2,219,068
21       1,043,749   409,809     409,809    909,809     860,692     860,692   1,360,692   1,902,391   1,902,391   2,402,391
22       1,095,937   396,504     398,504    898,504     896,792     896,792   1,396,792   2,105,681   2,105,681   2,605,681
23       1,150,734   386,921     386,921    866,921     934,349     934,349   1,434,349   2,331,170   2,331,170   2,831,170
24       1,208,270   375,066     375,066    875,066     973,442     973,442   1,473,442   2,581,330   2,581,330   3,081,330
25       1,266,684   362,930     362,930    862,930   1,014,138   1,014,138   1,514,138   2,858,893   2,858,893   3,358,893
26       1,332,118   350,700     350,700    850,700   1,056,709   1,056,709   1,556,709   3,167,102   3,167,102   3,667,102
27       1,398,724   338,150     338,150    838,150   1,101,019   1,101,019   1,601,019   3,509,127   3,509,127   4,009,127
28       1,468,660   324,729     324,729    824,729   1,146,588   1,146,588   1,646,588   3,888,151   3,888,151   4,388,151
29       1,542,093   310,311     310,311    810,311   1,193,342   1,193,342   1,693,342   4,308,155   4,308,155   4,808,155
30       1,619,198   295,108     295,108    795,108   1,241,553   1,241,553   1,741,553   4,773,914   4,773,914   5,273,914

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                      COLI
                       $28,631 ANNUAL PREMIUM FOR 7 YEARS
               $500,000 SPECIFIED AMOUNT, GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                   DEATH BENEFIT OPTION 2, GUARANTEED VALUES

                            0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
          PREMIUM    ------------------------------   --------------------------------   ---------------------------------
POLICY    PLUS 5%    CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER     DEATH     CONTRACT    SURRENDER     DEATH
YEAR     INTEREST     VALUE       VALUE     BENEFIT    VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   --------   ---------   ---------   ---------   ---------   ---------
 1          30,063    23,239      23,239    523,239    24,724      24,724      524,724      26,210      26,210     526,210
 2          61,628    45,915      45,915    545,915    50,338      50,338      550,338      54,943      54,943     554,943
 3          94,772    68,028      68,028    568,028    76,873      76,873      576,873      86,451      86,451     586,451
 4         129,573    89,570      89,570    589,570   104,352     104,352      604,352     121,006     121,006     821,006
 5         166,115   110,528     110,528    610,528   132,794     132,794      632,794     158,901     158,901     658,901
 6         204,483   130,885     130,885    630,885   162,212     162,212      662,212     200,457     200,457     700,457
 7         244,770   150,605     650,605    650,605   192,606     192,606      692,606     246,006     246,006     746,006
 8         287,071   169,664     169,664    669,664   223,982     223,982      723,982     295,928     295,928     795,928
 9         331,487   188,023     188,023    688,023   256,331     256,331      756,331     350,624     350,624     850,624
10         378,124   205,652     205,652    705,652   289,657     289,657      789,657     410,551     410,551     910,551
11         427,092   222,528     222,528    722,528   323,964     323,964      823,964     476,215     476,215     976,215
12         478,509   238,634     238,634    738,634   359,266     359,266      859,266     548,182     548,182   1,048,182
13         532,497   253,949     253,949    753,949   395,575     395,575      895,575     627,077     627,077   1,127,077
14         589,185   268,453     268,453    768,453   432,900     432,900      932,900     713,584     713,584   1,213,584
15         648,707   282,107     282,107    782,107   471,234     471,234      971,234     808,443     808,443   1,308,443
16         711,205   294,853     294,853    794,853   510,547     510,547    1,010,547     912,450     912,450   1,412,450
17         776,827   306,616     306,616    806,616   550,791     550,791    1,050,791   1,026,461   1,026,461   1,526,461
18         845,731   317,310     317,310    817,310   591,901     591,901    1,091,901   1,151,412   1,151,412   1,651,412
19         918,080   326,843     326,843    826,843   633,807     633,807    1,133,807   1,288,332   1,288,332   1,788,332
20         994,047   335,128     335,128    835,128   676,432     676,432    1,176,432   1,438,355   1,438,355   1,938,355
21       1,043,749   316,453     316,453    816,453   692,512     692,512    1,192,512   1,573,986   1,573,986   2,073,986
22       1,095,937   296,803     296,803    796,803   707,996     707,996    1,207,996   1,722,410   1,722,410   2,222,410
23       1,150,734   276,114     276,114    776,114   722,773     722,773    1,222,773   1,884,877   1,884,877   2,384,877
24       1,208,270   254,297     254,297    754,297   736,707     736,707    1,236,707   2,062,744   2,062,744   2,562,744
25       1,268,684   231,212     231,212    731,212   749,596     749,596    1,249,596   2,257,454   2,257,454   2,757,454
26       1,332,118   206,669     206,669    706,669   761,180     761,180    1,261,180   2,470,546   2,470,546   2,970,546
27       1,398,724   180,426     180,426    680,426   771,130     771,130    1,271,130   2,703,667   2,703,667   3,203,667
28       1,468,660   152,196     152,196    652,196   779,052     779,052    1,279,052   2,958,584   2,958,584   3,458,584
29       1,542,093   121,881     121,681    621,681   784,519     784,519    1,284,519   3,237,235   3,237,235   3,737,235
30       1,619,198    88,641      88,641    588,641   787,138     787,138    1,287,138   3,541,820   3,541,820   4,041,820

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the Investment Options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying Funds that were in existence before the Investment Option became available under the policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL III during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Underlying Funds. The chart reflects the guaranteed maximum .75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of Investment Options available through the Corporate Owned Variable Universal Life Policy.

                   PERFORMANCE UPDATE AS OF DECEMBER 31, 2000

                       TRAVELERS CORPORATE VARIABLE LIFE

                                                                    AVERAGE ANNUAL RETURNS
                                    INCEPTION   ---------------------------------------------------------------     SINCE
        INVESTMENT OPTION             DATE        MO       QTR       YTD      1 YR      3 YR     5 YR    10 YR    INCEPTION
        -----------------           ---------   ------   -------   -------   -------   ------   ------   ------   ---------
AIM Capital Appreciation
  Portfolio.......................  10-Oct-95   -4.05%   -27.19%   -17.28%   -17.28%   11.07%   11.70%     --       10.31%
Alliance Growth Portfolio.........  16-Jun-94   -1.29%   -15.97%   -21.41%   -21.41%    9.87%   16.94%     --       18.79%
Alliance Premier Growth Portfolio-
  Class B.........................  26-Jun-92   -0.62%   -14.06%   -17.30%   -17.30%   16.66%   20.71%     --       19.27%
American Odyssey Intermed-Term
  Bond Fund.......................  17-May-93    2.48%     3.26%     6.55%     6.55%    4.96%    4.95%     --        5.03%
Capital Appreciation Fund
  (Janus).........................  31-Dec-85   -7.20%   -22.21%   -26.91%   -26.91%   21.59%   23.48%   20.66%     14.75%
Credit Suisse Warburg Pincus
  Emerging Markets Portfolio......  31-Dec-97    4.08%   -11.61%   -32.23%   -32.23%    0.65%     --       --        0.65%
Delaware Investments REIT
  Series..........................  04-May-98    5.95%     5.92%    29.78%    29.78%     --       --       --        4.90%
Delaware Small Cap Value Series...  27-Dec-93    8.18%     5.46%    14.49%    14.49%    0.69%   10.43%     --       10.53%
Deutsche VIT EAFE Equity Index
  Fund............................  22-Aug-97    2.80%    -4.72%   -17.78%   -17.78%    8.04%     --       --        6.64%
Deutsche VIT Small Cap Index
  Fund............................  25-Aug-97    3.61%    -9.63%    -8.86%    -8.86%    1.85%     --       --       -0.02%
Dreyfus Appreciation Portfolio....  05-Apr-93   -1.51%    -3.53%    -2.83%    -2.83%   11.65%   17.19%     --       16.16%
Dreyfus Small Cap Portfolio.......  31-Aug-90    2.38%    -6.01%     8.09%     8.09%    8.24%   11.24%   33.02%     32.03%
Equity Income Portfolio
  (Fidelity)......................  30-Aug-96    3.95%     1.14%     6.30%     6.30%    7.31%     --       --       14.64%
Equity Index Portfolio............  16-Oct-91   -2.36%   -10.50%   -12.37%   -12.37%   10.37%   16.97%     --       16.35%
Fidelity VIP II Asset Manager
  Portfolio.......................  06-Sep-89    0.19%    -5.88%    -6.30%    -6.30%    5.72%   10.03%   11.01%     10.29%
Fidelity VIP II Contrafund
  Portfolio-Svc Class 2...........  03-Jan-95   -0.02%    -9.32%   -10.54%   -10.54%   12.56%   16.23%     --       19.71%
Fidelity VIP III Mid Cap Portfolio
  Service Class 2.................  03-Jan-95   -0.02%    -9.32%   -10.54%   -10.54%   12.56%   16.23%     --       19.71%
Franklin Small Cap Fund-Class 2...  01-May-98   -0.37%   -24.05%   -22.77%   -22.77%     --       --       --        8.11%
Janus Aspen Series Balanced
  Portfolio-Svc Shares............  13-Sep-93    0.91%    -3.67%    -3.34%    -3.34%   17.59%   17.88%     --       16.38%
Janus Aspen Series Global
  Technology Port.-Svc Shares.....  15-Jan-00   -8.49%   -33.23%     --        --        --       --       --      -39.49%
Janus Aspen Series Worldwide
  Growth Port-Svc Shares..........  13-Sep-93   -3.36%   -15.56%   -19.14%   -19.14%   19.28%   21.29%     --       20.96%
Jurika & Voyles Core Equity
  Portfolio.......................  20-Jul-98    2.65%    -0.02%     7.13%     7.13%     --       --       --        8.01%
Large Cap Portfolio (Fidelity)....  30-Aug-96   -2.86%   -14.93%   -18.12%   -18.12%   12.38%     --       --       16.93%
Lazard International Stock
  Portfolio.......................  01-Aug-96    3.57%    -1.09%   -12.26%   -12.26%    5.90%     --       --        7.49%
MFS Emerging Growth Portfolio.....  30-Aug-96   -0.48%   -22.33%   -24.70%   -24.70%   21.00%     --       --       20.64%
MFS Mid Cap Growth Portfolio......  23-Mar-98   -1.68%   -14.52%     2.61%     2.61%     --       --       --       20.47%
MFS Research Portfolio............  23-Mar-98   -3.25%   -16.66%   -10.95%   -10.95%     --       --       --        5.23%
MFS Total Return Portfolio........  16-Jun-94    3.63%     5.05%    15.29%    15.29%    9.21%   12.27%     --       12.72%
MFS Value Portfolio...............  20-Jul-98    7.01%     3.78%     9.41%     9.41%     --       --       --        5.08%
Montgomery Variable Series: Growth
  Fund............................  09-Feb-96   -3.15%   -13.64%   -12.74%   -12.74%    2.30%     --       --       11.90%
OCC Accumulation Trust Equity
  Portfolio.......................  01-Aug-88    4.76%     9.78%     7.12%     7.12%    6.59%   13.32%   15.84%     14.41%
PIMCO Total Return Bond Fund......  31-Dec-97    1.40%     3.88%    10.19%    10.19%    5.30%     --       --        5.30%
Putnam Diversified Income
  Portfolio.......................  16-Jun-94    3.08%    -0.19%    -0.47%    -0.47%   -0.06%    2.79%     --        4.73%
Putnam International Growth
  Portfolio-Class 1B..............  06-Apr-98    4.93%    -2.08%   -10.32%   -10.32%     --       --       --       13.20%
Putnam Voyager II-Class 1B........  29-Sep-00   -5.52%    -3.29%     --        --        --       --       --            ?
Salomon Brothers Variable Capital
  Fund............................  17-Feb-98    3.01%    -0.95%    16.24%    16.24%     --       --       --       19.22%
Salomon Brothers Variable
  Investors Fund..................  17-Feb-98    3.41%     0.52%    13.21%    13.21%     --       --       --       11.87%
Salomon Brothers Variable
  Strategic Bond Fund.............  17-Feb-98    2.49%     2.77%     7.22%     7.22%     --       --       --        4.26%
Salomon Brothers Variable Total
  Return Fund.....................  17-Feb-98    2.05%     2.50%     6.89%     6.89%     --       --       --        4.17%
Smith Barney Aggressive Growth....  31-Dec-95    4.83%     6.00%    19.21%    18.07%   18.07%   36.95%   07.12%     22.31%
Smith Barney Diversified Strategic
  Income Port.....................  16-Oct-91    2.03%     0.33%     2.48%     2.48%    3.01%    5.33%     --        5.54%
Smith Barney Fundamental Value....          ?    5.37%         ?         ?    17.12%   17.12%        ?        ?      --
Smith Barney International All Cap
  Growth Portfolio................  16-Jun-94    3.71%   -11.43%   -26.03%   -26.03%    9.33%    9.27%     --        7.95%
Smith Barney Large Capitalization
  Growth Port.....................  01-May-98    0.35%   -10.88%    -9.77%    -9.77%     --       --       --       15.24%
Social Awareness Stock Portfolio
  (Smith Barney)..................  01-May-92   -0.39%    -7.13%    -4.75%    -4.75%   12.96%   16.80%     --       14.54%
Travelers Convertible Bond
  Portfolio.......................  01-May-98    3.24%    -5.44%    10.27%    10.27%     --       --       --       10.51%
Travelers Disciplined Mid Cap
  Stock Portfolio.................  01-Apr-97    3.77%    -7.63%    10.92%    10.92%   13.26%     --       --       19.40%
Travelers Disciplined Small Cap
  Stock Portfolio.................  01-May-98    4.23%    -8.15%    -4.03%    -4.03%     --       --       --        0.59%

                                                                    AVERAGE ANNUAL RETURNS
                                    INCEPTION   ---------------------------------------------------------------     SINCE
        INVESTMENT OPTION             DATE        MO       QTR       YTD      1 YR      3 YR     5 YR    10 YR    INCEPTION
        -----------------           ---------   ------   -------   -------   -------   ------   ------   ------   ---------
Travelers High Yield Bond Trust...  10-Jun-83    3.35%    -2.09%     0.45%     0.45%    3.28%    8.02%   10.31%      7.61%
Travelers Money Market
  Portfolio.......................  31-Dec-87    0.51%     1.40%     5.46%     5.46%    4.65%    4.33%    3.69%      4.41%
Travelers Quality Bond
  Portfolio.......................  30-Aug-96    1.70%     2.61%     6.22%     6.22%    4.72%       --       --      5.53%
Travelers U.S. Government
  Securities Portfolio............  24-Jan-92    3.11%     7.29%    14.99%    14.99%    6.17%    6.16%     --        6.93%
Utilities Portfolio (Smith
  Barney).........................  04-Feb-94    3.18%    -2.48%    20.68%    20.68%   12.00%   13.30%     --       13.68%
Van Kampen Enterprise Portfolio...  16-Jun-94   -4.04%   -20.99%   -19.82%   -19.82%    7.68%   14.27%     --       16.29%

                                   APPENDIX B
                                TARGET PREMIUMS
                            ALL UNDERWRITING CLASSES
                             STANDARD AND PREFERRED
                             SMOKER AND NON-SMOKER
--------------------------------------------------------------------------------

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
20...       25.49885   21.35312   24.67777
21...       26.25533   22.05852   25.42278
22...       27.04281   22.79038   26.19845
23...       27.86586   23.54970   27.00937
24...       28.72917   24.33773   27.85695
25...       29.63486   25.15422   28.74463
26...       30.58643   26.00205   29.67441
27...       31.58335   26.88113   30.64690
28...       32.62452   27.79141   31.66258
29...       33.71079   28.73438   32.72066
30...       34.84316   29.71150   33.82174
31...       36.02088   30.72326   34.96677
32...       37.24380   31.77143   36.15529
33...       38.51130   32.85823   37.38654
34...       39.82501   33.98300   38.66183
35...       41.18470   35.14808   39.98270
36...       42.59063   36.35310   41.34755
37...       44.04142   37.59596   42.75638
38...       45.53736   38.87592   44.20922
39...       47.07884   40.19069   45.70492
40...       48.66485   41.53957   47.24193
41...       50.29448   42.92135   48.82045
42...       51.96862   44.33684   50.44101
43...       53.68801   45.78699   52.10416
44...       55.45241   47.27608   53.81251
45...       57.26368   48.80417   55.56579
46...       59.12431   50.37449   57.36606
47...       61.03580   51.99103   59.21574
48...       63.00258   53.65371   61.11856
49...       65.02827   55.36365   63.07747
50...       67.11449   57.12257   65.09434

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
51...       69.26320   58.93024   67.16829
52...       71.47047   60.78640   69.29887
53...       73.73607   62.68726   71.48414
54...       76.05516   64.63067   73.71929
55...       78.42689   66.61974   76.00345
56...       80.85354   68.65902   78.34017
57...       83.34160   70.75893   80.73560
58...       85.90006   72.93427   83.20014
59...       88.53960   75.19989   85.74576
60...       91.26869   77.56483   88.37912
61...       94.09169   80.03119   91.10324
62...       97.00755   82.59477   93.91915
63...      100.01297   85.23864   96.81869
64...      103.10493   87.94870   99.79450
65...      106.28342   90.71791  102.84656
66...      109.56101   93.55528  105.98510
67...      112.96034   96.48236  109.23156
68...      116.51614   99.53950  112.62104
69...      120.26554  102.77254  116.19089
70...      124.23658  106.21512  119.96965
71...      128.44465  109.89099  123.97439
72...      132.88796  113.80393  128.20151
73...      137.54435  117.93734  132.63054
74...      142.38323  122.27404  137.23573
75...      147.39278  126.80803  142.00609
76...      152.58944  131.55967  146.95678
77...      158.02373  136.57999  152.13912
78...      163.78802  141.95257  157.64536
79...      169.99253  147.77602  163.58178
80...      176.72991  154.13846  170.04077

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

                                   APPENDIX C
                      CASH VALUE ACCUMULATION TEST FACTORS
--------------------------------------------------------------------------------

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   20      633.148%  729.902%  634.212%
   21      614.665%  706.514%  615.406%
   22      596.465%  683.789%  596.908%
   23      578.611%  661.708%  578.729%
   24      560.815%  640.288%  560.856%
   25      543.379%  619.481%  543.379%
   26      526.258%  599.296%  526.258%
   27      509.509%  579.740%  509.509%
   28      493.139%  560.793%  493.139%
   29      477.198%  542.436%  477.198%
   30      461.701%  524.666%  461.701%
   31      446.663%  507.462%  446.663%
   32      432.102%  490.804%  432.102%
   33      418.008%  474.701%  418.008%
   34      404.389%  459.135%  404.389%
   35      391.242%  444.108%  391.242%
   36      378.572%  429.635%  378.572%
   37      366.371%  415.712%  366.371%
   38      354.629%  402.342%  354.629%
   39      343.340%  389.510%  343.340%
   40      332.495%  377.202%  332.495%
   41      322.076%  365.390%  322.076%
   42      312.066%  354.046%  312.066%
   43      302.451%  343.130%  302.451%
   44      293.213%  332.625%  293.213%
   45      284.333%  322.505%  284.333%
   46      275.796%  312.743%  275.796%
   47      267.583%  303.331%  267.583%
   48      259.681%  294.258%  259.681%
   49      252.082%  285.511%  252.082%
   50      244.777%  277.080%  244.777%
   51      237.768%  268.956%  237.768%
   52      231.048%  261.136%  231.048%
   53      224.616%  253.611%  224.616%
   54      218.462%  246.362%  218.462%
   55      212.574%  239.368%  212.574%
   56      206.935%  232.606%  206.935%
   57      201.529%  226.050%  201.529%
   58      196.343%  219.684%  196.343%
   59      191.366%  213.506%  191.366%

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   60      186.595%  207.521%  186.595%
   61      182.029%  201.744%  182.029%
   62      177.668%  196.192%  177.668%
   63      173.510%  190.877%  173.510%
   64      169.549%  185.796%  169.549%
   65      165.775%  180.933%  165.775%
   66      162.175%  176.268%  162.175%
   67      158.734%  171.774%  158.734%
   68      155.443%  167.434%  155.443%
   69      152.298%  163.242%  152.296%
   70      149.296%  159.205%  149.296%
   71      146.446%  155.337%  146.446%
   72      143.754%  151.657%  143.754%
   73      141.225%  148.174%  141.225%
   74      138.855%  144.893%  138.855%
   75      142.252%  142.252%  142.252%
   76      140.077%  140.077%  140.077%
   77      138.021%  138.021%  138.021%
   78      136.067%  136.067%  136.067%
   79      134.206%  134.206%  134.206%
   80      132.698%  132.698%  132.698%
   81      131.020%  131.020%  131.020%
   82      129.445%  129.445%  129.445%
   83      127.981%  127.981%  127.981%
   84      126.623%  126.623%  126.623%
   85      120.411%  120.411%  120.411%
   86      119.280%  119.280%  119.280%
   87      118.211%  118.211%  118.211%
   88      117.185%  117.185%  117.185%
   89      116.182%  116.182%  116.182%
   90      115.177%  115.177%  115.177%
   91      114.146%  114.146%  114.146%
   92      113.058%  113.058%  113.058%
   93      111.887%  111.887%  111.887%
   94      110.625%  110.625%  110.625%
   95      109.295%  109.295%  109.295%
   96      107.982%  107.982%  107.982%
   97      106.958%  106.958%  106.958%
   98      106.034%  106.034%  106.034%
   99      103.603%  103.603%  103.603%

                      THIS PAGE INTENTIONALLY LEFT BLANK.

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                                        THE TRAVELERS INSURANCE COMPANY
                                        AND ITS AFFILIATES
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L-20577                                                   9/24/01